EXHIBIT 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: May 1, 2009 To May 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ JOEL K. MOSTROM	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

JOEL K. MOSTROM	June 26, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	June 26, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	12/29/2008	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,469,115	$2,158,981	$947,670	$1,140,352	$456,614	$10,558,731
Accounts receivable [1]	6,980,430	7,770,578	7,857,279	8,459,192	95,408,006	2,418,885
Inventories	3,838,065	3,664,000	3,660,000	3,685,000	-	-
Prepaid expenses and other current assets	828,719	669,773	1,624,976	1,425,984	931,506	720,545
Income taxes receivable	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783
TOTAL CURRENT ASSETS	15,751,112	16,898,115	16,724,708	17,345,310	99,430,908	16,332,944

Gross property, plant and equipment:	30,875,645	30,875,761	31,368,761	31,368,761	1,355,325	1,355,325
Less accumulated depreciation	(18,281,155)	(18,505,161)	(18,730,176)	(18,962,413)	(1,193,804)	(1,214,208)
Net property, plant and equipment	12,594,490	12,370,600	12,638,586	12,406,349	161,521	141,117

Investment[2]	609,958,833	609,452,228	609,452,228	608,877,754	4,722,402	4,026,322
Net Intercompany receivable[2,3]	380,411,592	364,771,130	362,018,963	368,163,677	-	-
Other assets	48,850,022	45,911,887	43,305,421	42,914,089	32,126,393	31,835,864
TOTAL ASSETS	1,067,566,056	1,049,403,960	1,044,139,906	1,049,707,178	136,441,224	52,336,247

CURRENT LIABILITIES
Accounts payable	-	1,041,104	239,496	1,168,385	119,728	137,757
Accrued expenses	-	2,264,062	3,886,832	4,275,638	6,806,139	1,223,155
TOTAL CURRENT LIABILITIES	-	3,305,166	4,126,328	5,444,023	6,925,867	1,360,912

LIABILITIES NOT SUBJECT TO COMPROMISE	-	3,305,166	4,126,328	5,444,023	6,925,867	1,360,912

LIABILITIES SUBJECT TO COMPROMISE	610,078,052	596,985,915	598,863,077	599,519,013	491,973,646	436,785,319

STOCKHOLDERS' EQUITY
Common stock	20,639,605	20,485,638	20,318,975	20,318,975	20,238,486	20,238,486
Additional paid-in capital	370,720,184	370,973,216	371,119,572	371,433,488	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(107,066,962)	(105,822,347)	(107,408,674)	(107,252,262)	(46,594,889)	(46,320,554)
Retained earnings	173,195,177	163,476,372	157,120,627	160,243,942	(434,842,584)	(458,468,614)
TOTAL STOCKHOLDERS' EQUITY	457,488,004	449,112,878	441,150,500	444,744,142	(362,458,289)	(385,809,984)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$1,067,566,056	$1,049,403,960	$1,044,139,906	$1,049,707,178	$136,441,224	$52,336,247

1.	Accounts receivable include $3,461,235, $3,338,463, $3,291,694, $2,807,186 and 2,418,885 of non trade receivables, deposits, advances and other miscellaneous receivables for January, February, March, April and May respectively. April balance also reflects receivables of $92,608,820 related to the sale that closed April 30, 2009
2.	The Company sold substantially all of its operating business effective April 30, 2009 resulting in the elimination of all I/Co and investment balances in non-debtor subsidiaries
3.
For January, February and March, movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009

Net sales	$4,196,944	$3,707,000	$4,267,000	$4,788,000	$-
Cost of products sold	4,066,668	3,432,000	3,921,000	4,538,000	-
Selling, general and administrative expenses	1,998,580	1,953,517	2,204,262	2,242,369	592,107
Gain (loss) on foreign currency translation	(25,988)	186,882	(76,697)	(599,023)	(20,594,933)
Other income (loss), net	(17,943)	(20)	(21,402)	(6,048)	(15,449)
Operating loss	(1,912,235)	(1,491,655)	(1,956,361)	(2,597,440)	(21,202,489)

Loss on divestiture	-	-	-	591,236,706	338,961
Reorganization costs and other financing costs	3,767,001	1,101,363	1,706,766	59,249	15,215
Interest expense, net	6,291,587	5,557,027	3,249,769	3,648,701	1,915,894

Loss from continuing operations	(11,970,822)	(8,150,046)	(6,912,897)	(597,542,096)	(23,472,559)

Intercompany income, net	(2,395,372)	(1,939,622)	(3,157,543)	(2,588,980)	-

Loss from continuing operations before taxes	(9,575,450)	(6,210,424)	(3,755,354)	(594,953,116)	(23,472,559)

Tax expense	7,880	9,014	8,861	1,861	3,654

Loss before discontinued operations	(9,583,330)	(6,219,438)	(3,764,215)	(594,954,977)	(23,476,213)

Loss (income) from discontinued operations, net of tax	136,752	136,752	(6,887,529)	131,548	149,818

Net (loss) income	$(9,720,082)	$(6,356,190)	$3,123,314	$(595,086,525)	$(23,626,031)

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	YTD[1]
	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009

Operating activities:
Net loss	$(9,917,347)	$(16,273,537)	$(13,150,223)	$(608,236,748)	$(631,862,778)
Depreciation and amortization	369,015	729,029	1,096,266	1,475,836	1,496,240

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(414,551)	(501,253)	(1,103,165)	(93,434,979)	(445,858)
Inventories	135,000	139,000	114,000	516,000	516,000
Other assets	168,409	(786,794)	(587,802)	(286,324)	(75,364)
Accounts payable and accrued expenses	(6,132,368)	(1,310,385)	2,480,427	2,362,951	(3,682,855)
Income taxes payable	-	-	-	-	-
Loss on Divestiture	-	-	-	681,379,250	606,471,427
Other	3,174,529	5,692,364	(995,003)	138,179	522,947

Net cash provided by operating activities	(12,617,313)	(12,311,575)	(12,145,499)	(16,085,835)	(27,060,241)

Investing activities:
Purchases of property, plant and equipment	-	-	(493,000)	(498,000)	(498,000)
Divestitures	-	-	-	-	96,076,462
Proceeds from sales of property, plant and equipment	-	-	-	2,000	2,000
Other	-	-	-	-	-
Net cash (used in) provided by investing activities	-	-	(493,000)	(496,000)	95,580,462

Financing activities:
Net borrowings on credit lines	-	-	-	-	-
Payments on long-term debt	-	-	-	-	(75,000,000)
Proceeds from long-term debt	-	-	-	-	-
Intercompany	5,452,984	3,935,933	4,455,539	7,715,137	7,715,198
Other	-	-	-	-	-
Net cash provided by (used in) financing activities	5,452,984	3,935,933	4,455,539	7,715,137	(67,284,802)

Effect of foreign exchange rate changes on cash and cash equivalents	-	-	-	(134)	(134)

Increase (decrease) in cash and cash equivalents	(7,164,330)	(8,375,642)	(8,182,960)	(8,866,698)	1,235,419

Cash and cash equivalents at beginning of Year	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312

Cash and cash equivalents at end of Period	$2,158,981	$947,670	$1,140,352	$456,614	$10,558,731

1.	Cashflow statement based on Company's fiscal period from 12/28/08 through 3/29/09, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

		SCHEDULE	MONTH	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING[1]		AMOUNT	JANUARY 2009	FEBRUARY 2009	MARCH 2009	APRIL 2009	MAY 2009
1.	0-30		$ 3,368,106	$ 3,387,728	$ 4,728,441	$ -	$ -
2.	31-60		643,867	1,103,581	433,694	-	-
3.	61-90		185,241	27,507	(32,144)	-	-
4.	91+		112,128	-	37,507	-	-
5.	TOTAL ACCOUNTS RECEIVABLE		$ 4,309,343	$ 4,518,816	$ 5,167,498	$ -	$ -
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		-	-	-	-	-
7.	ACCOUNTS RECEIVABLE (NET)		$ 4,309,343	$ 4,518,816	$ 5,167,498	$ -	$ -

1. Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.
For April does not include receivable for the proceeds from the sale on 4/30/2009.

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	5/1/09-5/31/2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS¹	TOTAL
1.	FEDERAL	$ -	$ -	$ -	$ -	$ -
2.	STATE	-	-	-	-	-
3.	LOCAL	-	-	-	-	-
4.	OTHER (ATTACH LIST)	-	-	-	-	-
5.	TOTAL TAXES PAYABLE	$ -	$ -	$ -	$ -	$ -

6.	ACCOUNTS PAYABLE	$ 88,580	$ 46,827	$ 2,350	$ -	$ 137,757

STATUS OF POSTPETITION TAXES			MONTH:	5/1/09-5/31/2009

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**	$ 12,066	$ 8,941	$ 21,007	$ -
2.	FICA-EMPLOYEE**	13,941	7,508	21,449	-
3.	FICA-EMPLOYER**	13,941	7,508	21,449	-
4.	UNEMPLOYMENT	-	-	-	-
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	-	-	-
7.	TOTAL FEDERAL TAXES	$ 39,948	$ 23,956	$ 63,904	$ -
STATE AND LOCAL
8.	WITHHOLDING	$ 8,250	$ 3,538	$ 11,788	$ -
9.	SALES	-	-	-	-
10.	EXCISE	-	-	-	-
11.	UNEMPLOYMENT	4,696	-	4,696	-
12.	REAL PROPERTY	-	-	-	-
13.	PERSONAL PROPERTY	-	-	-	-
14.	OTHER (ATTACH LIST)	-	-	-	-
15.	TOTAL STATE & LOCAL	$ 12,946	$ 3,538	$ 16,484	$ -
16.	TOTAL TAXES	$ 52,894	$ 27,494	$ 80,388	$ -

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

					MONTH: 5/1/09-5/31/2009
BANK RECONCILIATIONS

A. BANK:		Bank of America	Bank of America	Bank of America	Bank of America	Bank of America
B. ACCOUNT NUMBER:		4426474698	3359003343	3359003335	3359003350	0049 6189 8991
C. PURPOSE (TYPE):		Concentration	AP Account	Payroll	AP Account	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$ 6,459,296	$ 580,691	$ 130,966	$ 31,185	$ 2,128
2.	ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	-
3.	SUBTRACT: OUTSTANDING CHECKS	-	(9,093)	-	(30,284)	(1,333)
4.	OTHER RECONCILING ITEMS	(12)	-	(498)	(901)	-
5.	MONTH END BALANCE PER BOOKS	6,459,284	571,598	130,468	-	795
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A

BANK RECONCILIATIONS

A. BANK:		Wilmington Trust	Wachovia	Wachovia	Wachovia
B. ACCOUNT NUMBER:		2881-0598	2000042096355	2000042096368	2000028428497	TOTAL
C. PURPOSE (TYPE):		Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$ 13,795	$ 310,604	$ 3,066,667	$ 5,000	$ 10,600,332
2.	ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	-
3.	SUBTRACT: OUTSTANDING CHECKS	-	-	-	-	(40,710)
4.	OTHER RECONCILING ITEMS	20	-	-	-	(1,391)
5.	MONTH END BALANCE PER BOOKS	13,815	310,604	3,066,667	5,000	10,558,231
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A		N/A

Note: Bank of America account 3359003368 (AP Account), Bank of America account 4426474672 (Deposit Account) and Bank of America account 4426474630 (Deposit Account) transferred to purchaser as part of 363 sale as of May 1, 2009.

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS				-

CASH

12.	CURRENCY ON HAND	$ 500

13.	TOTAL CASH - END OF MONTH	$ 10,558,731

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 5/1/09-5/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS		$ -	$ -

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	Alvarez & Marsal	5/16/2009	$134,882	$134,882	$600,361	$36,184
2.	FTI Consulting			-	61,845
3.	Goldman Sachs		4,142,218	4,142,218	4,142,218
4.	Gordian Group LLC	5/7/09, 5/16/09	127,184	127,184	278,365	200,516
5.	Greenberg Traurig, LLP	5/5/09, 5/16/09	454,315	454,315	1,002,791	75,240
6.	Hammonds	4/29/09,5/16/09	27,999	27,999	100,231	16,344
7.	Hunton & Williams	5/11/09, 5/16/09	619,558	619,558	1,371,132	504,553
8.	Ivins, Phillips, & Barker		7,987	7,987	42,460
9.	Kekst & Company			-	7,513
10.	Kurtzman Carson Consultants		61,434	61,434	302,562	46,827
11.	Lowenstein & Sandler PC		9,898	9,898	21,426
12.	Tavenner & Beran			-	-	15,109
13.	Quarles & Brady	5/6/2009	337,422	337,422	820,511	624,362
	TOTAL PAYMENTS
	TO PROFESSIONALS		$5,922,896	$5,922,896	$8,751,414	$1,519,136

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
2.	James Center Property LLC	17,500	17,500
3.	Ikon Leasing	13,848	4,536	9,312
3.	Lanier Parking Solutions	4,478	3,923	555
4.	Net Telcos	-	-	-
5.	Pitney Bowes	500	500
	TOTAL	$36,326	$26,459	$9,867

CASE NAME: CANAL CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH:	5/1/09-5/31/2009

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	Jan Amount	Feb Amount	March Amount	April Amount	May Amount	TOTAL PAID
	NAME	PAYMENT	Paid[1]	Paid	Paid	Paid	Paid	TO DATE
1.	Alvarez & Marsal	Professional	$ -	$ -	$ 279,364	$ 186,116	$ 134,882	600,362
2.	Buchan, Brian J	BOD Fees	1,260	-	3,780	5,600	1,269	11,909
3.	Causey Jr, John Paul	Payroll	36,500	24,333	24,333	24,333	-	109,500
4.	Causey Jr, John Paul	Expense Reimb	-	267	1,719	45	202	2,232
5.	Decaluwe, Rafael C	BOD Fees	4,520	7,322	3,480	9,096	1,577	25,995
6.	Fell, Sir David	BOD Fees	9,968	5,626	1,104	23,770	1,200	41,668
7.	Formacek, Candace C.	Payroll	23,125	15,417	15,417	15,417	-	69,375
8.	Formacek, Candace C.	Expense Reimb	-	521	-	2,351	33	2,905
9.	Fowden, Jerry	BOD Fees	1,260	-	-	5,600	1,260	8,120
10.	FTI Consulting	Professional	-	-	61,845	-	-	61,845
11.	Goldman Sachs	Professional	-	-	-	-	4,142,218	4,142,218
12.	Gordian Group	Professional	-	-	65,584	85,597	127,184	278,365
13.	Greenberg Traurig	Professional	-	-	329,162	219,314	454,315	1,002,791
14.	Hammonds LLP	Professional	-	-	44,502	27,730	27,999	100,231
15.	Hellyar, Mary Jane	BOD Fees	1,800	2,744	35	8,000	1,800	14,379
16.	Henderson, Thomas	Expense Reimb	1,151	1,766	4,087	2,654	-	9,658
17.	Henderson, Thomas M	Payroll	25,000	16,667	16,667	16,667	-	75,000
18.	Henfling, Robin	Payroll	33,086	20,433	20,433	20,433	-	94,386
19.	Henfling, Robin	Expense Reimb	-	1,895	4,758	1,577	-	8,231
20.	Hockett, Vincent W.	Payroll	33,125	22,083	22,083	22,083	-	99,375
21.	Hockett, Vincent W.	Expense Reimb	-	50	2,405	-	-	2,455
22.	Hunton & Williams LLP	Professional	-	-	751,574	-	619,558	1,371,132
23.	Ivins, Phillips & Baker	Professional	-	15,934	-	18,538	7,987	42,459
24.	Kekst & Company	Professional	5,263	-	1,550	700	-	7,513
25.	Kohut, Andrew J	Payroll	71,250	44,958	48,285	47,500	-	211,993
26.	Kohut, Andrew J	Expense Reimb	290	-	743	155	-	1,189
27.	Lowenstein Sandler PC	Professional	-	-	-	11,528	9,898	21,426
28.	Kurtzman Carson Consultants	Professional	-	32,668	131,522	76,938	61,434	302,562
29.	McKeough, John	Expense Reimb	5,961	3,982	2,391	3,696	-	16,030
30.	Mckeough, John P.	Payroll	22,548	14,583	14,583	14,583	-	66,298
31.	Mostrom, Joel K.	Payroll	42,500	29,078	28,333	28,333	-	128,244
32.	Mostrom, Joel K.	Expense Reimb	-	1,120	461	-	281	1,862
33.	Naftzger, Christopher	Payroll	22,625	15,083	15,083	15,083	9,201	77,076
34.	Naftzger, Christopher	Expense Reimb	-	1,571	-	1,070	30	2,671
35.	Petit, Henri	BOD Fees	1,260	2,520	-	5,600	1,260	10,640
36.	Quarles & Brady	Professional				483,089	337,422	820,511
37.	Rosenblum, DR. John W.	BOD Fees	5,400	7,200	-	11,300	1,800	25,700
38.	Swade, Terry A.	Payroll	12,875	8,583	8,583	8,583	-	38,625
39.	Swade, Terry A.	Expense Reimb	-	-	490	-	-	490
40.	Thelander, Beverly L.	BOD Fees / Exp	5,400	7,200	2,256	11,300	1,800	27,956
41.	Turley, Troy	Expense Reimb	1,020	1,803	3,272	5,206	-	11,302
42.	Turley, Troy L.	Payroll	22,953	12,533	12,533	12,533	-	60,553
43.	Winter, David A	Payroll	18,887	12,592	12,592	12,592	15,740	72,402
44.	Winter, David A	Expense Reimb	117	-	64	-	25	206
	TOTAL PAYMENTS
	TO INSIDERS		$ 409,146	$ 330,533	$ 1,935,076	$ 1,444,713	$ 5,960,374	$ 10,079,842

1. Includes 12/31/08, 1/15/09 and 1/31/09 payrolls.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 5/1/09-5/31/2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE		X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR		X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE		X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE		X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

4. Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 5/1/09-5/31/2009

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: May 1, 2009 to May 31, 2009

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/15/08-4/15/09	$6,372	Paid at Inception
General Liability	Century Surety Company	4/15/08-4/15/09	$1,943	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$800,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/09 - 1/1/10	$300,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/09 - 1/1/10	$200,000	Paid at Inception
Fiduciary Liability	Federal Insurance Company	1/1/09 - 1/1/10	$53,000	Paid at Inception
Excess Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$43,569	Paid at Inception
Outside Directorship Liability Insurance	Federal Insurance Company	1/1/09 - 1/1/10	$3,500	Paid at Inception
Crime Insurance	Zurich American Insurance Company	1/1/09 - 1/1/10	$84,262	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	5/17/08 - 1/1/10	$44,356	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	1/1/10 - 1/1/13	$48,372	Paid at Inception
US Workers Compensation	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$60,398	Paid at Inception
US Terrorism	XL Insurance Company Limited	9/30/08 - 9/30/09	$564	Paid at Inception
Supplemental Travel / Accident Policy	Life Insurance Company of North America	1/1/09 - 1/1/10	$1,426	Paid at Inception
Kidnap & Ransom	Federal Insurance Company	1/1/07 - 1/1/10	$25,000	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception